United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

November 6, 2020

Date of Report (Date of earliest event reported)

Tottenham Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38614	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 902, Lucky Building
39-41 Wellington Street
Central, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3998 4852

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $.0001 per share, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	TOTAU	NASDAQ Capital Market
Ordinary Shares	TOTA	NASDAQ Capital Market
Warrants	TOTAW	NASDAQ Capital Market
Rights	TOTAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 6, 2020, Tottenham Acquisition I Limited (the “Company” or “Tottenham”) issued an unsecured promissory note in the aggregate principal amount of $104,712.36 (the “Note”) to Norwich Investment Limited, the Company’s initial public offering sponsor (“Norwich”) in exchange for Norwich depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination. The Note does not bear interest and mature upon closing of a business combination by the Company. In addition, the Note may be converted by the holder into units of the Company identical to the units issued in the Company’s initial public offering at a price of $10.00 per unit.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 6, 2020, Tottenham held its extraordinary general meeting of shareholders (the “Meeting”). On October 13, 2020, the record date for the Meeting, there were 3,710,386 Tottenham ordinary shares entitled to be voted at the Meeting, 91.43% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Tottenham’s shareholders at the Meeting are as follows:

1.	Charter Amendment

Shareholders approved the proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination four times for one additional month each time from November 6, 2020 to March 6, 2021. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,391,586	601	260	0

2.	Trust Amendment

Shareholders approved the proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of August 1, 2018 and as amended, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time to complete a business combination four times for one month each time from November 6, 2020 to March 6, 2021. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,391,587	600	260	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2020

TOTTENHAM ACQUISITION I LIMITED

By:	/s/ Jason Ma
Name:	Jason Ma
Title:	Chief Executive Officer

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